UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

DEFINITIVE SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

PREMIER POWER RENEWABLE ENERGY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4961 Windplay Drive, Suite 100
El Dorado Hills, California 95762

September 30, 2010

Dear Stockholders:

You are cordially invited to attend the annual meeting of stockholders of Premier Power Renewable Energy, Inc. to be held at our principal executive office located at 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762 on November 4, 2010 at 9 a.m. (local time).

At the meeting, stockholders will be asked to vote on the re-election of five directors; the ratification of the appointment of Macias Gini & O’Connell, LLP as our independent registered public accounting firm for the 2010 fiscal year; to approve the increase in the number of shares of our common stock reserved for issuance under our 2008 Equity Incentive Plan by 2,000,000 shares; and to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock of not more than one-for-five, with the final ratio to be decided upon at the sole discretion of our management and to be approved by the Board, for the purpose of seeking a listing of our common stock on a national securities exchange.

The Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important.  I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of Premier Power.

Sincerely,

/s/ Dean Marks
Dean Marks
Chairman of the Board and Chief Executive Officer

ii

4961 Windplay Drive, Suite 100
El Dorado Hills, California 95762

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

September 30, 2010

TO THE STOCKHOLDERS OF PREMIER POWER RENEWABLE ENERGY, INC.:

The annual meeting of the stockholders of Premier Power Renewable Energy, Inc., a Delaware corporation, (the “Company”), will be held on November 4, 2010, at 9 a.m. (local time), at our principal executive offices located at 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762 for the following purposes:

1.	To re-elect five directors to serve until the 2011 annual meeting of stockholders;

2.	To ratify the appointment of Macias Gini & O’Connell, LLP as our registered independent public accountants for the fiscal year ending December 31, 2010;

3.	To approve the increase in the number of shares of common stock reserved for issuance under our 2008 Equity Incentive Plan by 2,000,000 shares;

4.
To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock of not more than one-for-five, with the final ratio to be decided upon at the sole discretion of our management and to be approved by the Board, for the purpose of seeking a listing of our common stock on a national securities exchange; and

5.	To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on September 29, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date, and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Your proxy card or broker may also provide instructions on voting electronically. Returning the enclosed proxy card (or voting electronically) will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors

Dean Marks
Chairman of the Board and Chief Executive Officer

El Dorado Hills, California

iii

4961 Windplay Drive, Suite 100
El Dorado Hills, California 95762

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 4, 2010

September 30, 2010

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of Premier Power Renewable Energy, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders to be held on November 4, 2010, at 9 a.m. (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at our principal executive offices located at 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762.  We intend to mail this proxy statement and accompanying proxy card on or about October 8, 2010 to all stockholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on September 29, 2010 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on three items:

1.	The election of five directors (see page 4).

2.	The ratification of Macias Gini & O’Connell, LLP as our independent registered public accounting firm for the 2010 fiscal year (see page 5).

3.	The approval of an increase in the number of shares of common stock reserved for issuance under our 2008 Equity Incentive Plan by 2,000,000 shares (see page 5).

4.
The approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock of not more than one-for-five, with the final ratio to be decided upon at the sole discretion of our management and to be approved by the Board (see page 6).

How do I vote?

Stockholders of Record

If you are a stockholder of record, there are three ways to vote:

1.	By completing and returning your proxy card in the postage-paid envelope provided by the Company;

2.	By following the instructions for electronic voting using the Internet or telephone, which are printed on your proxy card; or

3.	By voting in person at the meeting.

Street Name Holders

Shares that are held in a brokerage account in the name of the broker are said to be held in “street name.”  If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.  Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated to serve as directors.

2.	FOR the ratification of the appointment of Macias Gini & O’Connell, LLP as our independent registered public accounting firm for the 2010 fiscal year.

3.	FOR the approval of an increase in shares of common stock reserved for issuance under our 2008 Equity Incentive Plan by 2,000,000 shares.

4.	FOR the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock of not more than one-for-five.

Unless you give contrary instructions on your proxy card, Dean Marks, as proxy, will vote your shares in accordance with the recommendations of the Board.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the stockholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Dean Marks to vote on such matters in his discretion.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting.  If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

For holders of common stock, you will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all stockholders?

The Company had 29,099,750 outstanding shares of common stock on the Record Date, and each of these shares is entitled to one vote.

How many votes must be present to hold the meeting?

The holders of at least one-third of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 9,699,916 common shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

The five nominees for directors who receive the most votes will be elected.  The required vote to approve the ratification of the appointment of Macias Gini & O’Connell, LLP as our independent registered public accounting firm for the 2010 fiscal year, the increase in shares of common stock reserved for issuance under our 2008 Equity Incentive Plan by 2,000,000 shares, and an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock of not more than one-for-five is the affirmative vote of a majority of the votes cast, excluding abstentions.  An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.  If a broker indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a stockholder of record, sending written notice of revocation to the Company at the address on the cover of this proxy statement, Attn: Corporate Secretary. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

Who can attend the annual meeting?

Any person who was a stockholder of the Company on September 29, 2010 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. You will not, however, be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for director named in this proxy statement; and
•	FOR ratification of the appointment of Macias Gini & O’Connell, LLP as our independent registered public accounting firm for the 2010 fiscal year; and
•	FOR the increase in the shares of common stock reserved for issuance under our 2008 Equity Incentive Plan by 2,000,000 shares; and
•	FOR the amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock of not more than one-for-five.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under our bylaws, the number of directors of the Company is fixed by the Board of Directors and may be increased or decreased by resolution of the Board. Currently, the Board has fixed the number of directors at 5 persons. Five directors are to be elected to our Board at the annual meeting. The Company’s “independent directors” (as defined by NASDAQ’s Marketplace Rule 5605(a)(2)) unanimously recommends that Dean Marks, Miguel de Anquin, Kevin Murray, Robert Medearis, and Tommy Ross serve as directors. All of the nominees currently serve on our Board.

Nominees for Director

Dean R. Marks - Chairman of the Board, President, and Chief Executive Officer.  Mr. Marks has served as our Chief Executive Officer and President and is the Chairman of the Board since September 9, 2008.  In 1981, he joined Servamatic Solar Systems, a solar sales organization, and eventually served as part of its management.  During his time at Servamatic, which ended in 1984, Mr. Marks was key to its national growth, helping to attain over 2,000 employees in over 26 markets across the U.S.  From 1983 to 2001, he pioneered multiple applications of solar energy for Trident Energy Systems, Simply Solar, and Bright Future Technologies, LLC (“Bright Future”), a Nevada limited liability company and the wholly owned subsidiary of Premier Power Renewable Energy, Inc. (“Premier Power California”), a California corporation and our wholly owned subsidiary, including thermal, radiant floor and space heating, and PV systems for the residential, commercial, and industrial markets.  He has also served as the President and CEO of Premier Power California and Bright Future since 2001.  Mr. Marks has served on the California Solar Energy Industry Association (CALSEIA) board and has been an active participant in the solar industry for over 25 years. He has co-authored several preeminent papers promoting renewable energy. Mr. Marks holds a Bachelor of Science degree from Auburn University, with special emphasis in Environmental Science.

 Miguel de Anquin - Director, Chief Operating Officer, and Corporate Secretary.  Mr. de Anquin has served as our Chief Operating Officer and Corporate Secretary and sits on our Board since September 9, 2008.  He has also been the Executive Vice President and President of World Wide Sales at Premier Power California since 2001.  His career includes positions such as Director of Marketing for Nordic Information System and Next Information System.  He was a Technology Advisor for GE and IBM, and he developed the data security auditing system for Bank of America.  Mr. de Anquin holds a Masters in Business Administration from the University of California at Davis and a Bachelor of Science degree in Computer Science from the Universidad de Belgrano in Buenos Aires, Argentina.

Kevin Murray – Director.  Mr. Murray was elected to the board of directors on December 8, 2008.  He is currently the Managing Partner of The Murray Group, a law and consulting firm, specializing in public policy, entertainment, and media, which he founded in 2009.  Prior to that, he was a Senior Vice President at the William Morris Agency (“WMA”), working primarily in its corporate consulting division, a position he held since re-joining WMA in 2007 after serving twelve years in the California State Legislature.  From 1998 to 2006, Mr. Murray was a member of the California State Senate, and from 1994 to 1998 he has a member of the California State Assembly.  Concurrent to his directorship with the Company, Mr. Murray sits on the board of the Federal Home Loan Bank of San Francisco and California American Water.  Mr. Murray graduated from California State University, Northridge with a degree in business administration and accounting and holds a Masters of Business Administration from Loyola Marymount University and a Juris Doctorate from Loyola Law School.  He also serves on the non-profit boards of The Los Angeles Urban League, Rock the Vote, and the Beverly Hills Bar Association.  He is a member of the California State Bar and holds a California Real Estate Brokers License.

Robert Medearis – Director.  Mr. Medearis was elected to the board of directors on December 8, 2008.  He is currently retired as a management consultant and professor, and has been for the past 5 years, but he sits on the board of several private companies, including Solaicx, Inc., Geographic Expeditions, and Visual Network Design Inc., and the non-profit organization Freedom From Hunger.  Mr. Medearis graduated from Stanford University with a degree in civil engineering and holds a Masters of Business Administration from the Harvard University Graduate School of Business Administration.

 Tommy Ross – Director. Mr. Ross was elected to the board of directors on March 18, 2009.  He is currently the President and Chief Executive Officer of Pinnacle Strategic Group, a business and political consulting firm.  From 2003 to 2008, he was employed at Southern California Edison, at which he served as Vice President of Public Affairs from 2007 to 2008.  Mr. Ross’ experience in the political arena also include holding positions to which he was appointed by California Governor Arnold Schwarzenegger, former California Governor Pete Wilson, and former California Governor Jerry Brown.  He is the former Chairman and founding member of the California African American Political Action Committee, a Lincoln Fellow at The Claremont Institute, and the founder, Chairman and President of The Research and Policy Institute of California.  Mr. Ross graduated from Claremont Men’s College with a degree in political science.

The Board recommends a vote “FOR” each nominee.

PROPOSAL 2 - RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Board’s Audit Committee recommends Macias Gini & O’Connell, LLP (“MGO”) as our independent registered public accountants for the fiscal year ending December 31, 2010. MGO was our independent registered public accountants for the fiscal years ended December 31, 2008 and 2009. The Board requests that stockholders ratify its selection of MGO as the independent auditor for the fiscal year ending December 31, 2010. If the stockholders do not ratify the selection of MGO, the Board of Directors will select another firm of accountants.

Representatives of MGO are not expected to be present at the 2010 annual meeting.

The Board recommends a vote “FOR” the ratification of the appointment of Macias Gini & O’Connell, LLP as the Company’s independent registered public accounting firm.

PROPOSAL 3 – INCREASE IN SHARES OF COMMON STOCK
RESERVED FOR ISSUANCE UNDER 2008 EQUITY INCENTIVE PLAN

Introduction

On December 19, 2008, our Board of Directors approved the 2008 Equity Incentive Plan (the “Plan”).  On September 1, 2010, the Board approved an increase in the number of shares of common stock authorized and reserved for issuance under the Plan by 2,000,000 shares, from 2,951,875 shares to 4,951,875 shares.  The purpose of the Plan is encourage certain officers, employees, directors, and consultants to acquire and hold stock in the Company as an added incentive to remain with the Company and increase their efforts in promoting our interests, and to enable the Company to attract and retain capable individuals.

The Plan is administered by our Board, and the Board establishes certain terms of option awards, including the exercise price and duration, in the applicable option agreement. The Plan allows for adjustments for changes in common stock and certain other events, including, but not limited to, any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, any distribution to holders of common stock other than a normal cash dividend, and liquidation or dissolution.

Federal Tax Consequences

The following brief summary of the effect of federal income taxation upon the recipients and us with respect to the shares under the Plan does not purport to be complete, and does not discuss the tax consequences of a recipient's death or the income tax laws of any state or foreign country in which the recipient may reside.

Tax Treatment to the Recipients

The common stock is not qualified under Section 401(a) of the Internal Revenue Code. The recipients therefore, will be required for federal income tax purposes to recognize compensation during the taxable year of issuance unless the shares are subject to a substantial risk of forfeiture. Accordingly, absent a specific contractual provision to the contrary, the recipients will receive compensation taxable at ordinary rates equal to the fair market value of the shares on the date of receipt since there will be no substantial risk of forfeiture or other restrictions on transfer. If, however, the recipients receive shares of common stock pursuant to the exercise of an option or options at an exercise price below the fair market value of the shares on the date of exercise, the difference between the exercise price and the fair market value of the stock on the date of exercise will be deemed compensation for federal income tax purposes. The recipients are urged to consult each of their tax advisors on this matter. Further, if any recipient is an "affiliate," Section 16(b) of the Exchange Act is applicable and will affect the issue of taxation.

Tax Treatment to the Company

The amount of income recognized by any recipient hereunder in accordance with the foregoing discussion will be a tax-deductible expense by the Company for federal income tax purposes in the taxable year of the Company during which the recipient recognizes income.

Incorporation by Reference.

The foregoing is only a summary of the Plan, reflecting the proposed amendment described in this Proposal 3, and is qualified in its entirety by reference to its full text, as proposed to be amended, a copy of which is attached hereto as Annex A.

The Board recommends a vote “FOR” the increase in the number of shares of common stock reserved for issuance under our 2008 Equity Incentive Plan by 2,000,000 shares, from 2,951,875 shares to 4,951,875 shares.

PROPOSAL 4 – AMENDMENT TO CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

Introduction

On September 1, 2010, our Board of Directors approved an amendment to our Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of our common stock up to a ratio of one-for-five (the “Split”), with the final ratio to be decided upon at the sole discretion of our management and to be approved by the Board.  If management decides to implement the Split, it will become effective upon the filing of the amendment to our Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware.  If the Split is implemented, the number of issued and outstanding shares of common stock would be reduced in accordance with the exchange ratio selected by management. The total number of authorized shares of common stock would remain unchanged at its current total of five hundred million (500,000,000).  The form of amendment to our Certificate of Incorporation to effect the Split is attached as Annex B hereto.

Reasons for the Reverse Stock Split

The Board’s primary objective in proposing the Split is to increase the per share trading value of our common stock in order to seek the listing of the common stock on The NASDAQ Stock Market, the NYSE Amex, or such other stock exchange determined by our Board.  Generally speaking, the minimum daily closing bid price per share of common stock must be $4.00 or greater for initial listing on The NASDAQ Stock Market and $2.00 or greater for the NYSE Amex.  The believes that an increase in the trading price of the our common stock and listing on The NASDAQ Stock Market or NYSE Amex, or alternative exchange, will make the Company a more attractive investment.  Management intends to effect the proposed Split, if at all, only if it believes that a decrease in the number of shares outstanding is likely to improve the trading market for the common stock and the likelihood of the common stock’s listing on The NASDAQ Stock Market, NYSE Amex, or alternative exchange.  If the trading price of our common stock increases without the Split, the Split may be deemed unnecessary.  Even if we effect the Split, however, there can be no assurance of a proportional or relative increase in the per share trading price of our common stock.

The purpose of seeking stockholder approval of an exchange ratio of not more than one-for-five, rather than a fixed exchange ratio, is to provide the Company with the flexibility to achieve the desired results of the Split.  If the stockholders approve this proposal, management and the Board would effect a Split only upon the determination that a Split would be in the best interests of the Company at that time.  No further action on the part of stockholders would be required to either implement or abandon the Split.  Management and the Board reserve the right to elect not to proceed with the Split if it determines that this proposal is no longer in the best interests of the Company.

The closing sale price of our common stock on the Over-the-Counter Bulletin Board on September 29, 2010 was $1.33 per share.

Material Effects of Proposed Reverse Stock Split

The Board believes that the Split will increase the price level of our common stock. The Board cannot predict, however, the effect of the Split upon the market price for our common stock, and the history of similar reverse stock splits for companies in like circumstances is varied.  The market price per share of common stock after the Split may not rise in proportion to the reduction in the number of shares of common stock issued and outstanding resulting from the Split, which would reduce the market capitalization of the Company.  The market price of the common stock may also reflect our performance and other factors, the effect of which the Board cannot predict.

The Split will affect all stockholders of the Company uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the Split results in any of stockholders owning a fractional share.  In lieu of issuing fractional shares, the Company will round up the number of shares of common stock to be received by the stockholder.  The rounding up of fractional shares will not have a material effect of any stockholder’s percentage ownership interest or proportionate voting power.

The principal effects of the Split will be that (i) the number of shares of common stock issued and outstanding will be reduced from 29,099,750 shares of common stock as of September 29, 2010 up to 5,819,950 shares of common stock, depending on the exact split ratio chosen by management and the Board, and subject to immaterial differences because fractional shares will not be issued and the number of shares of a holder will be rounded up, (ii) all outstanding options and warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, up to one-fifth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Split, at an exercise price equal to up to five times the exercise price specified before the Split, resulting in the same aggregate price being required to be paid upon exercise thereof immediately preceding the Split, and (iii) the number of shares reserved for issuance pursuant to our Plan will be reduced to up to one-fifth of the number of shares included in the Plan.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If the Split is approved by our stockholders, and management and the Board determines it is in the best interests of the Company to effect the Split, the Split would become effective at such time as the amendment to our Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Upon the filing of the amendment, all of our existing common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective date of the Split, stockholders will be notified that the Split has been effected.  The notice will contain instructions for the surrender of old certificates representing pre-Split shares to Computershare, our transfer agent, in exchange for new certificates representing the post-Split shares.  Until so surrendered, each current certificate representing pre-Split shares will be deemed for all corporate purposes after the effective time of the amendment implementing the Split to evidence ownership of shares in the appropriately reduced whole number of shares of our common stock.  Stockholders should not destroy any stock certificates and should not send in their old stock certificates to Computershare until they have received the notice.

Generally, stockholders whose shares are held by their broker do not need to submit old share certificates for exchange.  These shares will automatically reflect the new quantity of shares based on the Split.  If you hold your shares with such a bank, broker, or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Management and Board Discretion to Implement the Reverse Stock Split

If the proposed amendment is approved by our stockholders, it will be implemented, if at all, only upon a determination by our management and our Board of Directors that a reverse stock split, at a ratio determined by management and the Board up to one-for-five, is in the best interests of our stockholders.  The determination as to whether such a split will be implemented and, if so, the ratio, will be based upon several factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions, and the likely effect on the market price of our common stock.

Fractional Shares

We will not issue fractional certificates for post-Split shares in connection with the Split.  In lieu of issuing fractional shares, we will round up the number of shares to be received by the holder to the next whole number of shares.

No Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed amendment to our Certificate of Incorporation to effect the Split, and we do not intend to independently provide stockholders with any such right.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences relating to the Split as of the date hereof.  Except where noted, this summary deals only with a stockholder who is a U.S. Holder and holds common stock as a capital asset.  This summary does not address the tax considerations arising under the laws of any foreign, state, or local jurisdiction.

For purposes of this summary, a “U.S. holder” means a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.  A non-U.S. holder of common stock is a stockholder who is not a U.S. holder.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, rulings, and judicial decisions as of the date hereof.  Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax considerations different from those summarized below.  This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances.  In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (7) foreign stockholders or U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of common stock in connection with employment or other performance of services; (10) dealers and other stockholders that do not own their shares of common stock as capital assets; (11) U.S. expatriates, (12) foreign entities; or (13) non-resident alien individuals.  Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Split.

Each stockholder should consult his, her or its own tax advisers concerning the particular U.S. federal tax consequences of the Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

To ensure compliance with Treasury Department Circular 230, each holder of common stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this proxy statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by the Company in furtherance of the Split on the terms described herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

Generally, a reverse stock split will not result in the recognition of gain or loss by a U.S. holder for U.S. federal income tax purposes.  We believe that the Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code.  Accordingly, provided that the fair market value of the post-Split shares is equal to the fair market value of the pre-Split shares surrendered in exchange therefor:

•	A stockholder should not recognize any gain or loss in the Split.
•	A stockholder’s aggregate tax basis in its shares of post-Split shares should be equal to its aggregate tax basis in the pre-Split shares exchanged therefor.
•	A stockholder’s holding period for the post-Split shares should include the period during which the pre-Split shares surrendered in exchange therefor were held.

No opinion of counsel or ruling from the Internal Revenue Service has been or will be sought, and this discussion is not binding on the Internal Revenue Service.

The Board recommends a vote “FOR” the amendment to our Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock of not more than one-for five, with the final split ratio to be decided upon at the sole discretion of our management and approved by our Board.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Our Board of Directors currently consists of five members. Our bylaws provide that our directors will hold office until the annual meeting of stockholders or until their successors have been elected and qualified. Our Board of Directors is responsible for the business and affairs of the Company and considers various matters that require its approval. During the fiscal year ended December 31, 2009, the Board met and/or took action by unanimous written consent 16 times.

There are two committees of the Board of Directors — the Audit Committee and the Compensation Committee. The Board created these committees and adopted charters for both committees on December 19, 2008. Copies of these charters are attached to our 2009 proxy statement provided to stockholders. Committee assignments are re-evaluated annually. The Board has determined that, in its judgment as of the date of this Proxy Statement, Mr. Murray, Mr. Medearis, and Mr. Ross are independent directors within the meaning of NASDAQ Marketplace Rule 5605(a)(2). Accordingly, all of the members of the Audit Committee and Compensation Committee are independent directors.

Attendance of Directors at Stockholder Meetings

All of our directors are expected to attend the 2010 annual stockholder meeting.

Audit Committee

The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee assists Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Company’s internal audit function and independent auditor, and prepares the report that the Securities and Exchange Commission requires to be included in our annual proxy statement. The current members of the Audit Committee are Robert Medearis, Kevin Murray, and Tommy Ross, and Mr. Medearis serves as the Chairman. During the fiscal year ended December 31, 2009, the Audit Committee met and/or took action by unanimous written consent 6 times. The Board has determined that Mr. Medearis is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Compensation Committee

The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of our executive officers and general employees and other policies, and for providing assistance and recommendations with respect to the compensation policies and practices of the Company. The current members of the Compensation Committee are Kevin Murray, Robert Medearis, and Tommy Ross, and Mr. Murray serves as the Chairman. During the fiscal year ended December 31, 2009, the Compensation Committee met and/or took action by unanimous written consent 3 times.

The Compensation Committee:

•
on an annual basis, without the participation of the Chief Executive Officer, (i) reviews and approves the corporate goals and objectives with respect to compensation for the Chief Executive Officer, (ii) evaluates the Chief Executive Officer's performance in light of the established goals and objectives, and (iii) sets the Chief Executive Officer's annual compensation, including salary, bonus, incentive, and equity compensation.

•
on an annual basis, reviews and approves (i) the evaluation process and compensation structure for the Company’s other senior executives, (ii) the Chief Executive Officer’s evaluation of the performance and his recommendations concerning the annual compensation, including salary, bonus, incentive, and equity compensation, of other company executive officers, (iii) the recruitment, retention, and severance programs for the Company’s senior executives, and (iv) the compensation structure for the Board of Directors.

•	as appropriate, makes recommendations to the Board with respect to executive incentive-compensation plans and equity-based plans.
•	assists the Board in developing and evaluating potential candidates for senior officer positions, including the Chief Executive Officer, and oversee the development of executive succession plans.
•	reviews an annual report on executive compensation, if required, for inclusion in the Company’s proxy statement.

The Compensation Committee has the authority to obtain advice and seek assistance from internal and external legal, accounting, and other advisors such as consultants and shall determine the extent of funding necessary for the payment of compensation to such persons.

Director Nominations Process

We do not have a standing nominating committee as the Board adopted a director nominations process (“Nominations Process”), under which the selection and recommendation of director nominees are made by a majority of our independent directors (“Majority Independent Directors), which consists of Kevin Murray, Robert Medearis, and Tommy Ross.  The Board adopted the Nominations Process on February 13, 2009, a copy of which is attached to our 2009 proxy statement delivered to stockholders.  The Nominations Process sets forth the following process for identifying and evaluating nominees for director:

•	The Majority Independent Directors first determine the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.
○
The Majority Independent Directors evaluate the qualifications and performance of the incumbent directors who desire to continue their service. In particular, as to each such incumbent director, the Majority Independent Directors (i) consider if the director continues to satisfy the minimum qualifications for director candidates adopted by the Board; (ii) review the assessments of the performance of the director during the preceding term; and (iii) consider any special facts and circumstances that may lead the Board to believe a director should not be re-nominated.

○
If the Majority Independent Directors determine that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Majority Independent Directors’ view the incumbent should not be re-nominated, the Majority Independent Directors, absent special circumstances, proposes the incumbent director for re-election.

•
The Majority Independent Directors identify and evaluate new candidates for election to the Board where there is no qualified and available incumbent, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death, or disability of an incumbent director or a decision of the directors to expand the size of the Board.

○
The Majority Independent Directors solicit recommendations for nominees from persons that they believe are likely to be familiar with qualified candidates. These persons may include members of the Board and management of the Company. The Majority Independent Directors may also determine to engage a professional search firm to assist in identifying qualified candidates.

○
As to each recommended candidate that the Majority Independent Directors believe merit consideration, they (i) cause to be assembled information concerning the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in the Company’s proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate; (ii) determine if the candidate satisfies the minimum qualifications required of candidates for election as director; (iii) consider the contribution that the candidate can be expected to make to the overall functioning of the Board; and (iv) considers the extent to which the membership of the candidate on the Board will promote diversity among the directors.

○	The Majority Independent Directors may, in their discretion, solicit the views of other members of the Board regarding the qualifications and suitability of candidates to be nominated as directors.
○
In making their selection, the Majority Independent Directors may consider director candidates recommended by stockholders. In addition to the criteria for evaluation of other candidates to the Board (as listed above), they may consider the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. They may also consider the extent to which the recommending stockholder intends to continue holding its interest in the Company, including, in the case of nominees recommended for election at an annual meeting of stockholders, whether the recommending stockholder intends to continue holding its interest at least through the time of such annual meeting.

Any stockholder filing a written notice of nomination for director must describe various matters regarding the nominee and the stockholder, including such information as name, address, occupation, and shares held.  For further details on submitting stockholder proposals for director candidates, see “Stockholder Proposals” below.

Stockholder Communications with Non-Management Members of the Board

The Board of Directors has not adopted a formal process for stockholders to send communications to the independent members of the Board. Stockholders may, however, communicate with the non-management members of the Board by sending correspondence addressed to a non-management member at the address of our principal executive office.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

MGO served as our independent registered public accounting firm for our fiscal year ended December 31, 2009 and a portion of our fiscal year ended December 31, 2008, and Li & Company, PC (“Li & Company”) served as our independent registered public accounting firm for a portion of our fiscal year ended December 31, 2008.  The following table shows the fees that were billed for audit and other services provided by MGO and Li & Company during the 2009 and 2008 year:

	Fiscal Year Ended December 31,
	2009	2008
	MGO	MGO	Li & Company	Total
Audit Fees (1)	$200,266	$185,000	$11,500	$196,500
Audit-Related Fees (2)	156,456	214,000	―	214,000
Tax Fees (3)	―	―	―	―
All Other Fees (4)	―	―	―	―
Total	$356,722	$399,000	$11,500	$410,500

(1)
Audit Fees – This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with the engagement for fiscal years.  This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)
Audit-Related Fees – This category consists of assurance and related services by our independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees."  The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)
Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice.  The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees – This category consists of fees for other miscellaneous items.

Pre-Approval Policies and Procedures of the Audit Committee

Our Audit Committee approves the engagement of our independent auditors and is also required to pre-approve all audit and non-audit expenses.  During the fiscal year ended December 31, 2009, the Audit Committee approved 100% of all audit and non-audit expenses.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter approved by the Board. The charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor. The Audit Committee has, with regards to the following oversight responsibilities with respect to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009:

•	reviewed and discussed the audited financial statements with management;
•
discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board;

•
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board, and discussed with the independent accountant the independent accountant’s independence; and

•	based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Respectfully submitted,

The Audit Committee of the Board of Directors

Robert Medearis, Chairman of the Audit Committee

DIRECTORS AND EXECUTIVE OFFICERS

The following table identifies our current executive officers and directors, their respective offices and positions, and their respective dates of election or appointment:
Name	Position Held	Date of Election or Appointment
Dean R. Marks	Chairman of the Board, President, and Chief Executive Officer	September 9, 2008
Miguel de Anquin	Chief Operating Officer, Corporate Secretary, and Director	September 9, 2008
Frank J. Sansone	Chief Financial Officer	November 5, 2009
Kevin Murray	Director	December 8, 2008
Robert Medearis	Director	December 8, 2008
Tommy Ross	Director	March 18, 2009

Arrangements Involving Directors or Executive Officers

There is no arrangement or understanding between any of our directors or executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current board of directors. There are also no arrangements, agreements, or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Family Relationships

There are no family relationships among our directors and executive officers.

Business Experience

The business experience of our directors, including all executive officers serving as directors, is provided above. The experience of our executive officer who is not also a director is described below.

Frank J. Sansone - Chief Financial Officer.  Mr. Sansone was appointed Chief Financial Officer of the Company on November 5, 2009.  He has over 16 years of finance experience.  Prior to his appointment with the Company, Mr. Sansone was the Chief Financial Officer and a member of the Board of Directors of LiveOffice LLC, a provider of software-as-a service email archiving and Hosted Exchange 2007 solutions, from 2008 to 2009.  From 2002 to 2008, he was the Chief Financial Officer of Guidance Software, Inc., a NASDAQ-listed company with operations in digital investigative solutions.  Mr. Sansone graduated from the University of La Verne with a bachelor’s degree in accounting.  He is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.  Mr. Sansone is currently a member of the Board of Directors of Ditech Networks, Inc., a NASDAQ-listed company, and two other private companies.

Legal Proceedings

None of our directors or executive officers has, during the past ten years:

•
Had any petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent, or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

•	Been convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);
•
Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	Engaging in any type of business practice; or
(iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;
•
Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (i) above, or to be associated with persons engaged in any such activity;

•
Been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; or

•
Been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated;

•
Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)	Any federal or state securities or commodities law or regulation; or
(ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•
Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member

Section 16(a) Beneficial Ownership Reporting Compliance

We are not subject to reporting obligations under Section 16(a) of the Exchange Act as we are registered under Section 15(d) of the Exchange Act rather than Section 12(b) or Section 12(g).

Director Independence

Our board of directors has determined that it currently has 3 members who qualify as "independent" as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and NASDAQ’s Marketplace Rule 5605(a)(2).  The independent directors are Kevin Murray, Robert Medearis, and Tommy Ross.  All of the members of our Audit Committee and Compensation Committee qualify as independent.

Code of Ethics

We have adopted a code of ethics that applies to all directors, officers, and employees, including our Chief Executive Officer and Chief Financial Officer. We will provide to any person, without charge and upon request, a copy of the code of ethics. Any such request must be made in writing to the address of our principal executive office, Attn: Corporate Secretary.

Diversity

While the Company does not have a policy regarding diversity of its board members, diversity is one of a number of factors that is typically taken into account in identifying board nominees.  We believe that we have a very diverse board of directors in terms of previous business experience and educational and personal background of the members of our board.

Indemnification

Our certificate of incorporation provides that we must indemnify our officers, directors, and certain others to the fullest extent permitted by the General Corporation Law of Delaware (“DGCL”). Section 145 of the DGCL provides that we, as a Delaware corporation, are empowered, subject to certain procedures and limitations, to indemnify any person against expenses (including attorney’s fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending, or completed action, suit, or proceeding (including a derivative action) in which such person is made a party by reason of his being or having been a director, officer, employee, or agent of the Company (each, an “Indemnitee”); provided that the right of an Indemnitee to receive indemnification is subject to the following limitations: (i) an Indemnitee is not entitled to indemnification unless he acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful, and (ii) in the case of a derivative action, an Indemnitee is not entitled to indemnification in the event that he is judged to be liable to the Company (unless and only to the extent that the court determines that the Indemnitee is fairly and reasonably entitled to indemnification for such expenses as the court deems proper). The statute provides that indemnification pursuant to our provisions is not exclusive of other rights of indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders, or disinterested directors, or otherwise.

Pursuant to Section 145 of the DGCL, we have purchased a $5,000,000 director’s and officer’s liability insurance policy on behalf of our present and former directors and officers against any liability asserted against or incurred by them in such capacity or arising out of their status as such.

In accordance with Section 102(b)(7) of the DGCL, our certificate of incorporation eliminates personal liability of our directors to the Company or our stockholders for monetary damages for breach of their fiduciary duties as a director, with certain limited exceptions set forth in Section 102(b) (7) of the DGCL.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

DIRECTOR AND EXECUTIVE COMPENSATION

Summary of Compensation

The following summary compensation table indicates the cash and non-cash compensation earned during the fiscal years ended December 31, 2009, 2008, and 2007 by (i) our Chief Executive Officer (principal executive officer), (ii) our Chief Financial Officer (principal financial officer), (iii) the three most highly compensated executive officers other than our CEO and CFO who were serving as executive officers at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during such fiscal year ends, and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during such fiscal year ends.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ( $)(1)	Option Awards ($)(2)	Non- Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ( $)		Total ($)

Dean R. Marks,	2009	$184,231	(3)	$—	$—	$24,104	$—	$—	$21,005	(4)	$229,679
Chairman of the Board,	2008	$158,077		$—	$—	$—	$—	$—	$—		$158,077
President, and CEO	2007	$159,766		$1,344	$—	$—	$—	$—	$5,959	(5)	$167,069

Miguel de Anquin,	2009	$184,231	(3)	$—	$—	$24,104	$—	$—	$21,005	(4)	$229,679
COO, former CFO,	2008	$153,462		$—	$—	$—	$—	$—	$—		$153,462
Secretary, and Director	2007	$125,280		$1,344	$—	$—	$—	$—	$5,918	(6)	$132,542

Frank J. Sansone,	2009	$24,231		$—	$—	$9,768	$—	$—	$—		$33,999
CFO (7)	2008	$—		$—	$—	$—	$—	$—	$—		$—
	2007	$—		$—	$—	$—	$—	$—	$—		$—

Teresa Kelley	2009	$130,931		$—	$740	$—	$—	$—	$—		$131,671
former CFO (8)	2008	$25,962		$—	$—	$—	$—	$—	$—		$25,962
	2007	$—		$—	$—	$—	$—	$—	$—		$—

(1)	The amounts shown in this column indicate the grant date fair value of stock awards granted in the subject year computed in accordance with FASB ASC Topic 718 (formerly FAS 123R).

(2)	The amounts shown in this column indicate the grant date fair value of option awards granted in the subject year computed in accordance with FASB ASC Topic 718 (formerly FAS 123R).

(3)	The amount shown includes $4,231 that was earned during the 2009 fiscal year as a result of an extra pay period during the year.

(4)	The amount shown represents a $12,560 pay-out for sick leave, an $8,400 automobile allowance, and $45 in life insurance premiums paid for the named executive officer.

(5)	The amount shown represents compensation earned under the 401(k) Plan.

(6)
The amount shown represents the following: (a) $67 as the dollar amount recognized for life insurance premiums paid for the named executive officer, and (b) $5,851 as compensation earned under the 401(k) Plan.

(7)	Mr. Sansone was appointed as our Chief Financial Officer on November 5, 2009.

(8)	Ms. Kelley was our Chief Financial Officer from October 24, 2008 to her resignation on October 30, 2009.

Grants of Plan-Based Awards

														All Other	All Other
														Stock	Option	Exercise
														Awards:	Awards:	or Base	Grant Date
		Estimated Future Payouts Under						Estimated Future Payouts Under						Number	Number of	Price of	Fair Value
		Non-Equity Incentive Plan Awards						Equity Incentive Plan Awards						of Shares	Securities	Option	of Stock
	Grant	Thres-		Target		Max-		Thres-		Target		Max-		of Stock	Underlying	Awards	and Option
Name	Date	hold ($)		($)		imum ($)		hold ($)		($)		imum ($)		or Units (#)	Options (#)	($/Sh)	Awards (1)

Dean Marks (2)	1/9/09	$	―	$	―	$	―	$	―	$	―	$	―	―	83,932	$4.675	$24,104
Miguel de Anquin(2)	1/9/09	$	―	$	―	$	―	$	―	$	―	$	―	―	83,932	$4.675	$24,104
Teresa Kelley (3)(4)	1/9/09	$	―	$	―	$	―	$	―	$	―	$	―	―	100,000	$4.25	$36,399
Teresa Kelley (3)(5)	1/9/09	$	―	$	―	$	―	$	―	$	―	$	―	―	250,000	$4.25	$60,706
Teresa Kelley (3)	8/28/09	$	―	$	―	$	―	$	―	$	―	$	―	200	―	$ ―	$740
Frank Sansone (4)	11/5/09	$	―	$	―	$	―	$	―	$	―	$	―	―	250,000	$2.90	$9,767

(1)	Reflects dollar amount expensed by the Company during the applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R.

(2)	The vesting schedule for these options is as follows: 20% on each of the 1st, 2nd, 3rd, 4th, and 5th year anniversary of the grant date.

(3)	Ms. Kelley was our Chief Financial Officer from October 24, 2008 to her resignation on October 30, 2009. Ms. Kelley’s grants expired on January 31, 2010.

(4)	The vesting schedule for these options is as follows: 25% on each of the 1st, 2nd, 3rd, and 4th year anniversary of the grant date.

(5)	The vesting schedule for these options is as follows: 33.33% on each of the 2nd, 3rd, and 4th year anniversary of the grant date.

Outstanding Equity Awards

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested (#)

Dean R. Marks	16,786	(1)	67,146	(1)	―	$4.675	1/9/19	―	―	―	―
Miguel de Anquin	16,786	(1)	67,146	(1)	―	$4.675	1/9/19	―	―	―	―
Frank J. Sansone	―		250,000	(2)	―	$2.90	11/5/19	―	―	―	―

(1)	20% of this named executive officer’s options vest(ed) on January 1, 2010, January 1, 2011, January 1, 2012, January 1, 2013, and January 1, 2014.

(2)	25% of this named executive officer’s options vest on November 5, 2010, November 5, 2011, November 5, 2012, and November 5, 2013.

Retirement Plans

Except as described below, we currently have no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

Premier Power California maintains a 401(k) plan that is tax-qualified for its employees, including its executive officers. Premier Power California does not offer employer matching with the 401(k) plan. The 401(k) plan does, however, offer a discretionary employer contribution at year end.

Potential Payments upon Termination or Change-in-Control

Except as described below under “Employment Agreements,” we currently have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a named executive officer, or a change in control of the registrant or a change in the named executive officer’s responsibilities, with respect to each named executive officer.

Employment Agreements

The following are summaries of our employment agreements with our current and former executive officers whose compensation is listed in the Summary Compensation Table above.

We adopted an employment agreement between Dean R. Marks and Premier Power California by entering into an Employment Agreement with Mr. Marks on May 17, 2010 for his services as President and Chief Executive Officer.  The term of the agreement ends on August 21, 2013.  Mr. Marks’ total annual salary is $180,000, and he is to receive additional compensation in the form of, and based on, the following: (i) 0.5% of our annual EBITDA in excess of $200,000 if the annual EBITDA margin is less than 5%, and (ii) 1.5% of our annual EBITDA in excess of $200,000 if the annual EBITDA margin is equal to or greater than 5%, both forms of additional compensation of which is due to Mr. Marks within 90 days of our fiscal year-end and which payments will be accelerated in a year in which a change of control of the Company occurs such that a portion of the payment due for that year is due upon the change of control calculated as of the first day of such year and through the date of the change of control.  Mr. Marks is entitled to a severance payment of $180,000 upon termination by the Company without cause if such termination occurs between December 31, 2008 and December 31, 2010, and a severance payment of $90,000 upon termination by the Company without cause if such termination occurs between December 31, 2010 and the expiration of the agreement.

We adopted an employment agreement between Miguel de Anquin and Premier Power California by entering into an Employment Agreement with Mr. de Anquin on May 17, 2010 for his services as Chief Operating Officer and Corporate Secretary.  The term of the agreement ends on August 21, 2013.  Mr. de Anquin’s total annual salary is $180,000, and he is to receive additional compensation in the form of, and based on, the following: (i) 0.5% of our annual EBITDA in excess of $200,000 if the annual EBITDA margin is less than 5%, and (ii) 1.5% of our annual EBITDA in excess of $200,000 if the annual EBITDA margin is equal to or greater than 5%, both forms of additional compensation of which is due to Mr. de Anquin within 90 days of our fiscal year-end and which payments will be accelerated in a year in which a change of control of the Company occurs such that a portion of the payment due for that year is due upon the change of control calculated as of the first day of such year and through the date of the change of control.  Mr. de Anquin is entitled to a severance payment of $180,000 upon termination by the Company without cause if such termination occurs between December 31, 2008 and December 31, 2010, and a severance payment of $90,000 upon termination by the Company without cause if such termination occurs between December 31, 2010 and the expiration of the agreement.

Similar to the bonus compensation payable to Messrs. Marks and de Anquin, the bonus payable by Premier Power California to Bjorn Persson, its Executive Vice President of European Operations, is based on the following (i) 0.5% of European operations’ EBITDA in excess of €200,000 if European operations’ annual EBITDA margin is less than 5%, and (ii) 1.5% of European operations’ annual EBITDA in excess of €200,000 if European operations’ annual EBITDA margin is greater than 5%.  Such bonus compensation will also be accelerated upon a change of control event.

We entered into an Employment Agreement with Frank J. Sansone on November 5, 2009 in connection with his services as Chief Financial Officer over a four-year term.  Mr. Sansone’s compensation consists of an annual base salary of $180,000.  He was granted options under our 2008 Equity Incentive Plan to purchase an aggregate 250,000 shares of our common stock, exercisable at $2.90 per share.  The stock options vest 25% per year for each year of employment from the date of grant. A sale of over 50% of our common stock to a third party will trigger accelerated vesting where the portion that would have vested at the next annual anniversary of the grant date will vest in full on the date of the triggering event. We agreed to indemnify Mr. Sansone against any claims arising from his services as Chief Financial Officer unless such claims are due to his gross negligence or misconduct. We may terminate the Employment Agreement without cause upon a sale of over 50% of our common stock to a third party.  In the event we terminate Mr. Sansone without cause, he is entitled to a severance payment equal to six months of his annual compensation.  Mr. Sansone agreed not to enter into any business with operations that compete directly with the Company for a period of three years after his employment agreement terminates.

We entered into an Employment Agreement with Teresa Kelley on October 24, 2008 for her services as Chief Financial Officer.  Ms. Kelley’s annual compensation was $150,000. Ms. Kelley resigned on October 31, 2009.

Director Compensation

The following table provides compensation information for our directors during the fiscal year ended December 31, 2009:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)		Non-Qualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)

Dean R. Marks (2)	$	―	$	―	$	―	$	―	$	―	$	―	$	―

Miguel de Anquin (2)	$	―	$	―	$	―	$	―	$	―	$	―	$	―

Kevin Murray		$23,750		$58,333	$	―	$	―	$	―	$	―		$82,083

Robert Medearis		$32,000		$58,333	$	―	$	―	$	―	$	―		$90,333

Tommy Ross		$26,250		$41,438	$	―	$	―	$	―	$	―		$67,688

(1)	The amounts shown in this column indicate the grant date fair value of stock awards granted in the subject year computed in accordance with FASB ASC Topic 718 (formerly FAS 123R).
(2)	This individual does not receive compensation for his services as a director. His compensation as an executive officer is reflected in the Summary Compensation Table above.

We entered into directors’ agreements with Messrs. Murray, Medearis, and Ross.  Messrs. Murray and Medearis agreed to serve on the Board until October 15, 2011, and Mr. Ross agreed to serve on the Board until March 11, 2011, such terms being subject to re-election at our subsequent annual meeting of stockholders.  These directors are each required to attend at least two Board meetings via teleconference and at least two Board meetings in person per year, and each will be compensated in cash for his services to the Board with $2,500 per Board meeting attended in person or by telephone and $1,000 per month.  Meetings attended by telephone for which $2,500 cash compensation is due must be a meeting considered, at our sole discretion, to be of substantive significance and not incidental to each of these directors’ role on the Board.  Each of these directors received 16,500 shares of common stock after completion of their first year of service on the Board, and will each receive an additional 16,500 shares of common stock after the second year of service on the Board and 17,000 shares of common stock after the third year of service on the Board.

We are required to maintain a Directors’ Errors and Omissions insurance policy insuring the entire Board, including Messrs. Murray, Medearis, and Ross for a policy amount of no less than $5,000,000, and in the event the policy coverage is insufficient to cover losses occasioned by actions of the Board, we also agreed to indemnify and hold each of Messrs. Murray, Medearis, and Ross harmless from and against any loss, damages, costs, expenses, liabilities, and or causes of action that may arise as a result of any of his dutiful and responsible performance of each of his duties as a Board member.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of September 3, 2010, for (i) each of our directors and each of the named executive officers, (ii) all directors and named executive officers as a group, and (iii) each person who is known by us to own beneficially 5% or more of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC.  Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name.  Unless otherwise indicated, the address of each beneficial owner listed below is 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762.  The percentage of class beneficially owned set forth below is based on 29,099,750 shares of common stock outstanding on September 3, 2010.

Name and Position	Number of Shares of Common Stock Beneficially Owned (1)		% of Shares of Common Stock Beneficially Owned (1)
Dean R. Marks, Chairman of the Board, President, and Chief Executive Officer	11,256,601	(2)	38.7%
Miguel de Anquin, Chief Operating Officer, Corporate Secretary, and Director	6,761,424	(3)	23.2%
Frank J. Sansone, Chief Financial Officer	875		*
Kevin Murray, Director	16,500		*
Robert Medearis, Director	16,500		*
Tommy Ross, Director	19,190	(4)	*
Teresa Kelley, Former Chief Financial Officer (5)	200		*

5% Stockholders:
Bjorn Persson	2,560,699	(6)	8.8%
Genesis Capital Advisors, LLC (7)	1,580,598		5.4%
Vision Opportunity Master Fund, Ltd. (8)	2,909,972	(9)	9.99	%(9)

All Executive Officers and Directors as a Group (6 persons)	18,071,090		62.0%

* Less than 1%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding.

(2)
This number includes 16,786 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on January 9, 2009, 200 shares of common stock held by the stockholder’s wife, who is one of our employees, and 5,400 shares of common stock issuable upon exercise of stock options that were granted to this stockholder’s wife on January 9, 2009.

(3)	This number includes 16,786 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on January 9, 2009.

(4)	This number includes an aggregate 1,270 shares of common stock held by the stockholder’s children, and 370 shares of common stock held in the stockholder’s IRA account.

(5)	The address for this stockholder is 4135 Meadow Wood Drive, El Dorado Hills, CA 95762.

(6)	This number includes 13,573 shares of common stock issuable upon exercise of stock options that were granted to this stockholder on January 9, 2009.

(7)
The address for this stockholder is 15760 Ventura Blvd., Suite 1550, Encino, CA 91436. Ronald Andrikian and Charles Gilreath, as the members of this stockholder, have shared dispositive and voting power over these securities and may be deemed to be the beneficial owner of these securities.

(8)
The address for this stockholder is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9007, Cayman Islands. Adam Benowitz, as the managing member of Vision Capital Advisors, LLC, the investment advisor to this stockholder, has dispositive and voting power over these securities and may be deemed to be the beneficial owner of these securities.

(9)
This number includes 2,178,000 shares of common stock and 731,972 shares of common stock issuable upon conversion of 731,972 shares of our Series A Preferred Stock, which are presently convertible. This number does not include (i) 2,768,028 shares of common stock underlying its shares of Series A Preferred Stock, (ii) 2,800,000 shares of common stock underlying its shares of Series B Preferred Stock, or (iii) 1,600,000 shares of common stock underlying an option to purchase such shares because each of these securities held by the stockholder contains a restriction on conversion or exercise, as the case may be, limiting such holder’s ability to convert or exercise to the extent that such conversion or exercise would cause the beneficial ownership of the holder, together with its affiliates, to exceed 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock as a result of a conversion or exercise. The stockholder may waive this limitation upon 61 days’ notice to the Company.  If the stockholder were to waive the limitation and convert its shares of Series B Preferred Stock and Series A Preferred Stock, as well as exercise its options, its percentage interest could be as high as 28.3%, diluting the other stockholders by approximately 18.4%.  As of September 8, 2010, however, the Company has not received any such notice.

Change in Control

To the knowledge of management, there are no present arrangements or pledges of securities of our company that may result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Set forth below are our related party transactions since January 1, 2008:

On July 11, 2008, Dean Marks transferred 18% of his 85% holdings of shares of common stock in Premier Power California to Miguel de Anquin. Following this transfer, Dean Marks and Miguel de Anquin held 67% and 33%, respectively, of the shares of common stock in Premier Power California.

On August 27, 2008, Bjorn Persson and Juan Ostiz each exchanged 100% of their interests in Premier Power Sociedad Limitada (“Premier Power Spain”), a Spanish limited liability company and wholly owned subsidiary of Premier Power California, for shares of common stock in Premier Power California. On September 1, 2008, Dean Marks and Miguel de Anquin each exchanged 100% of their interests in Premier Power Spain and Bright Future for shares of common stock in Premier Power California. Following these transfers, Dean Marks, Miguel de Anquin, Bjorn Persson, and Juan Ostiz held approximately 54.1%, 30.7%, 12.6%, and 2.6%, respectively of the shares of common stock in Premier Power California, and Premier Power Spain and Bright Future became wholly owned subsidiaries of Premier Power California.

On September 9, 2008, in a share exchange transaction, we acquired a solar energy business based in California that specializes in solar integration, by executing a Share Exchange Agreement (“Exchange Agreement”) by and among the Company, Premier Power California, and the holders of 100% of Premier Power California’s issued and outstanding capital stock (the “PPG Owners”).

Under the Exchange Agreement, we acquired all of the outstanding shares of Premier Power California through the issuance of 24,218,750 shares of our common stock to the PPG Owners. Immediately prior to the share exchange, we had 1,800,000 shares of common stock outstanding, after taking account of our cancellation of 25,448,000 shares of our common stock held by Vision Opportunity Master Fund (“Vision”), which cancellation occurred concurrently with the share exchange. Immediately after the issuance of the shares to the PPG Owners, we had 26,018,750 shares of common stock issued and outstanding. As a result of the share exchange, the PPG Owners became our controlling stockholders, and Premier Power California became our wholly owned subsidiary. In connection with Premier Power California becoming our wholly owned subsidiary, we acquired the business and operations of Premier Power California, Bright Future, and Premier Power Spain, which became our principal business.

Concurrently with the closing of the September 9, 2008 share exchange and pursuant to a purchase and sale agreement, we sold all of the outstanding membership interests of our wholly owned subsidiary, Harry’s Trucking, LLC, a California limited liability company, to Haris Tajyar and Omar Tajyar in full satisfaction of related party cash advances and their indemnity with respect to the Company’s prior business operations.

On June 16, 2009, we entered into a Securities Purchase Agreement with Vision under which we sold to Vision 2,800,000 shares of our Series B Convertible Preferred Stock (bearing no liquidation preference, no coupon payments, and no redemption rights) in exchange for the cancellation of 3,500,000 warrants, held by Vision, and $3,000,000 in cash.  The cancellation of warrants resulted in the elimination of all our issued and outstanding warrants.  The cancellation of the 3,500,000 warrants included (i) the cancellation by us of 4-year Series A Warrants issued to Vision on September 9, 2008 exercisable for an aggregate 1,750,000 shares of our common stock at $2.50 per share, and (ii) the cancellation by us of 4-year Series B Warrants issued to Vision on September 9, 2008 exercisable for an aggregate 1,750,000 shares of our common stock at $3.00 per share.  We recorded $1,435,000 as a gain on share settled debt from this cancellation

In connection with this transaction, Vision, a holder of our Series A Preferred Stock, agreed in writing that no adjustment will be made to the conversion price of its Series A Preferred Stock shares as would have been required pursuant to the anti-dilution terms of the Series A Preferred Stock.

Additionally, certain stockholders have guaranteed certain obligations under the Company’s outstanding borrowings and operating leases.

STOCKHOLDER PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy statement and form of proxy for presentation at our 2011 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our principal executive offices at 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762, Attn: Corporate Secretary, not later than April 1, 2011.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy statement and form of proxy must give us notice by April 18, 2011. If the date of next year’s annual meeting is moved more than 30 days before or 30 days after the anniversary of this year’s meeting, then notice of such proposal must be received no later than the close of business on the later of (i) the date 90 days prior to the meeting, and (ii) the date 10 days after public announcement of the meeting date. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the SEC.

SOLICITATION

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing, and mailing of this proxy statement, the proxy card, and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other regular employees for such services.

FORM 10-K – ANNUAL REPORT

Enclosed herewith is our Annual Report on Form 10-K for our fiscal year ended December 31, 2009. Additional copies may be requested in writing. Such requests should be submitted to Frank J. Sansone, Chief Financial Officer, Premier Power Renewable Energy, Inc., 4961 Windplay Drive, Suite 100, El Dorado Hills, California 95762. Exhibits to the Form 10-K will also be provided upon specific request. The materials will be provided without charge.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2010 annual meeting. If any other matters are properly brought before the 2010 annual meeting, Dean Marks, as proxy, will vote on such matters in accordance with his best judgment.

* * * * *

ANNEX A

PREMIER POWER RENEWABLE ENERGY, INC.

PROPOSED AMENDED
2008 EQUITY INCENTIVE PLAN

1.	ESTABLISHMENT OF PLAN; DEFINITIONS

1.1          Purpose.  The purpose of the Premier Power Renewable Energy, Inc. 2008 Equity Incentive Plan is to encourage certain officers, employees, directors, and consultants of Premier Power Renewable Energy, Inc., a Delaware corporation (the “Company”), to acquire and hold stock in the Company as an added incentive to remain with the Company and increase their efforts in promoting the interests of the Company, and to enable the Company to attract and retain capable individuals.

1.2          Definitions.  Unless the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

1.2.1           “Award” shall mean, individually or collectively, a grant under this Plan of Stock Options or Stock Awards.

1.2.2           “Award Agreement” shall mean a written agreement containing the terms and conditions of an Award, not inconsistent with this Plan.

1.2.3           “Beneficiary” and “Beneficial Ownership” shall mean the person, persons, trust, or trusts that have been designated by a Grantee in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Grantee's death or to which Awards or other rights are transferred if and to the extent permitted under Section 7.2.4 hereof.  If, upon a Grantee's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary shall mean the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

1.2.4           “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

1.2.5           "Board" shall mean the board of directors of the Company.

1.2.6           “Change in Control” shall mean a Change in Control as defined in Section 7.1.1(b).

1.2.7           "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.2.8           "Committee" shall mean the Board or a committee of the Board appointed pursuant to Section 1.4 of this Plan.

1.2.9           “Common Stock” shall mean the Company’s common stock, par value $0.0001 per share.

1.2.10         "Company" shall mean Premier Power Renewable Energy, Inc., a Delaware corporation.

1.2.11        "Consultants" shall mean individuals who provide services to the Company and any Subsidiary who are not also Employees or Directors and which services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

1.2.12        “Covered Employee” shall mean a Grantee who, as of the date of vesting and/or payout of an Award, or the date the Company or any of its Subsidiaries is entitled to a tax deduction as a result of the Award, as applicable, is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

1.2.13         “Designated Officer” shall mean any executive officer of the Company to whom duties and powers of the Board or Committee hereunder have been delegated pursuant to Section 1.4.3.

1.2.14         "Directors" shall mean those members of the Board or the board of directors of any Subsidiary who are not also Employees.

1.2.15         "Disability" shall mean a medically determinable physical or mental condition that causes an Employee, Director, or Consultant to be unable to engage in any substantial gainful activity and that can be expected to result in death or to be of long-continued and indefinite duration.

1.2.16         “Effective Date” shall mean the effective date of this Plan, which shall be the Shareholder Approval Date.

1.2.17         "Employee" shall mean any common law employee, including Officers, of the Company or any Subsidiary as determined under the Code and the Treasury Regulations thereunder.

1.2.18         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

1.2.19         "Fair Market Value" shall mean (i) if the Common Stock is listed on a national securities exchange or the NASDAQ system, the mean between the highest and lowest sales prices for the Common Stock on such date, or, if no such prices are reported for such day, then on the next preceding day on which there were reported prices; (ii) if the Common Stock is not listed on a national securities exchange or the NASDAQ system, the mean between the bid and asked prices for the shares on such date, or if no such prices are reported for such day, then on the next preceding day on which there were reported prices; or (iii) as determined in good faith by the Board.

1.2.20         "Grantee" shall mean an Officer, Employee, Director, or Consultant granted an Award.

1.2.21         "Incentive Stock Option" shall mean a Stock Option that meets the requirements of Code Section 422 and is granted pursuant to the Incentive Stock Option provisions as set forth in Section 2.

1.2.22         “Incumbent Board” shall mean the Incumbent Board as defined in Section 7.1.1(b)(ii).

1.2.23         "Non-Statutory Stock Option" shall mean a Stock Option that does not meet the requirements of Code Section 422 and is granted pursuant to the Non-Statutory Stock Option provisions as set forth in Section 3.

1.2.24         “Officer” shall mean a person who is an officer of the Company or a Subsidiary within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

1.2.25         “Performance Award” shall mean an Award under Section 6 hereof.

1.2.26         “Performance Measure” shall mean one or more of the following criteria, or such other operating objectives, selected by the Committee to measure performance of the Company or any Subsidiary for a Performance Period, whether in absolute or relative terms: basic or diluted earnings per share of Stock; earnings per share of Common Stock growth; revenue; operating income; net income (either before or after taxes); earnings and/or net income before interest and taxes; earnings and/or net income before interest, taxes, depreciation, and amortization; return on capital; return on equity; return on assets; net cash provided by operations; free cash flow; Common Stock price; economic profit; economic value; total stockholder return; and gross margins and costs.  Each such measure shall be determined in accordance with generally accepted accounting principles as consistently applied and, as determined by the independent accountants of the Company in the case of a Performance Award to a Covered Employee, to the extent intended to meet the performance-based compensation exception under Code Section 162(m), or as determined by the Committee for other Performance Awards, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles.

1.2.27         “Performance Period” shall mean a period of not less than one (1) year over which the achievement of targets for Performance Measures is determined.

1.2.28         “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

1.2.29         "Plan" shall mean the Premier Power Renewable Energy, Inc. 2008 Equity Incentive Plan as set forth herein and as amended from time to time.

1.2.30         “Related Entity” shall mean any Subsidiary, and any business, corporation, partnership, limited liability company, or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

1.2.31         "Restricted Stock" shall mean Common Stock that is issued pursuant to the Restricted Stock provisions as set forth in Section 4.

1.2.32         "Restricted Stock Units" shall mean Common Stock that is issued pursuant to the Restricted Stock Unit provisions as set forth in Section 5.

1.2.33         “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

1.2.34         “Shareholder Approval Date” shall mean the date on which this Plan is approved by the shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Common Stock may be listed on quoted, and other laws, regulations, and obligations of the Company applicable to this Plan.

1.2.35         "Stock Award" shall mean an award of Restricted Stock or Restricted Stock Units granted pursuant to this Plan.

1.2.36         "Stock Option" shall mean an option granted pursuant to this Plan to purchase shares of Common Stock.

1.2.37         “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with and including the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

1.3          Shares of Common Stock Subject to this Plan.

1.3.1           Subject to the provisions of Section 7.1, the shares of Common Stock that may be issued pursuant to Stock Options and Stock Awards granted under this Plan shall not exceed Four Million Nine Hundred Fifty One Thousand Eight Hundred Seventy Five (4,951,875) shares in the aggregate.  If a Stock Option shall expire and terminate for any reason, in whole or in part, without being exercised or, if Stock Awards are forfeited because the restrictions with respect to such Stock Awards shall not have been met or have lapsed, the number of shares of Common Stock that are no longer outstanding as Stock Awards or subject to Stock Options may again become available for the grant of Stock Awards or Stock Options.  There shall be no terms and conditions in a Stock Award or Stock Option that provide that the exercise of an Incentive Stock Option reduces the number of shares of Common Stock for which an outstanding Non-Statutory Stock Option may be exercised; and there shall be no terms and conditions in a Stock Award or Stock Option that provide that the exercise of a Non-Statutory Stock Option reduces the number of shares of Common Stock for which an outstanding Incentive Stock Option may be exercised.

1.3.2           The maximum number of shares of Common Stock subject to Awards that may be granted during any one calendar year to any one Covered Employee shall be limited to One Million Five Hundred Thousand (1,500,000).  To the extent required by Code Section 162(m) and so long as Code Section 162(m) is applicable to persons eligible to participate in this Plan, shares of Common Stock subject to the foregoing maximum with respect to which the related Award is terminated, surrendered, or cancelled shall nonetheless continue to be taken into account with respect to such maximum for the calendar year in which granted.

1.4          Administration of this Plan.

1.4.1           The Plan shall be administered by the Board.  In the alternative, the Board may delegate authority to a Committee to administer this Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe.  Such Committee shall consist of not less than two (2) members of the Board each of whom is a “non-employee director” within the meaning of Rule 16b-3, or any successor rule of similar import, and an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.  Once appointed, the Committee shall continue to serve until otherwise directed by the Board.  From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer this Plan.  In the event that the Board is the administrator of this Plan in lieu of a Committee, the term “Committee” as used herein shall be deemed to mean the Board.

1.4.2           The Committee shall meet at such times and places and upon such notice as it may determine.  A majority of the Committee shall constitute a quorum.  Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote.  Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

1.4.3           The Board may, in its sole discretion, divide the duties and powers of the Committee by establishing one or more secondary Committees to which certain duties and powers of the Board hereunder are delegated (each of which shall be regarded as a “Committee” under this Plan with respect to such duties and powers), or delegate all of its duties and powers hereunder to a single Committee.  Additionally, if permitted by applicable law, the Board or Committee may delegate any or all of its duties and powers hereunder to a Designated Officer subject to such conditions and limitations as the Board or Committee shall prescribe.  However, only the Committee described under Section 1.4.1 may designate and grant Awards to Grantees who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code.  The Committee shall also have the power to establish sub-plans (which may be included as appendices to this Plan or the respective Award Agreement), which may constitute separate programs, for the purpose of establishing programs that meet any special tax or regulatory requirements of jurisdictions other than the United States and its subdivisions.  Any such interpretations, rules, administration and sub-plans shall be consistent with the basic purposes of this Plan.

1.4.4           Powers of the Committee.  The Committee shall have all the powers vested in it by the terms of this Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under this Plan, prescribe Award Agreements and establish programs for granting Awards.  The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of this Plan, including, but not limited to, the authority to:

(a)           determine the Grantees to whom, and the time or times at which, Awards shall be granted;

(b)           determine the types of Awards to be granted;

(c)           determine the number of shares of Common Stock and/or amount of cash to be covered by or used for reference purposes for each Award;

(d)           impose such terms, limitations, vesting schedules, restrictions, and conditions upon any such Award as the Committee shall deem appropriate, including without limitation establishing, in its discretion, Performance Measures that must be satisfied before an Award vests and/or becomes payable, the term during which an Award is exercisable, the purchase price, if any, under an Award, and the period, if any, following a Grantee’s termination of employment or service with the Company or any Subsidiary during which the Award shall remain exercisable;

(e)           modify, extend, or renew outstanding Awards, accept the surrender of outstanding Awards, and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award that would materially and adversely affect the Grantee without the Grantee’s consent, or constitute a repricing of stock options without the consent of the holders of the Company’s voting securities under Section 1.4.4(f) below;

(f)           only with the approval of the holders of the voting securities of the Company to the extent that such approval is required by applicable law, regulation, or the rules of a national securities exchange or automated quotation system to which the Company is subject, reprice Incentive Stock Options and Non-Statutory Stock Options either by amendment to lower the exercise price or by accepting such stock options for cancellation and issuing replacement stock options with a lower exercise price or through any other mechanism;

(g)           accelerate the time in which an Award may be exercised or in which an Award becomes payable and waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an Award;

(h)           establish objectives and conditions, including targets for Performance Measures, if any, for earning Awards and determining whether Awards will be paid after the end of a Performance Period; and

(i)            permit the deferral of, or require a Grantee to defer such Grantee’s receipt of or the delivery of Stock and/or cash under an Award that would otherwise be due to such Grantee and establish rules and procedures for such payment deferrals, provided the requirements of Code Section 409A are met with respect to any such deferral.

The Committee shall have full power and authority to administer and interpret this Plan and to adopt such rules, regulations, agreements, guidelines, and instruments for the administration of this Plan as the Committee deems necessary, desirable or appropriate in accordance with the bylaws of the Company.

1.4.5          To the maximum extent permitted by law, no member of the Board or Committee or a Designated Officer shall be liable for any action taken or decision made in good faith relating to this Plan or any Award thereunder.

1.4.6          The members of the Board and Committee and any Designated Officer shall be indemnified by the Company in respect of all their activities under this Plan in accordance with the procedures and terms and conditions set forth in the Certificate of Incorporation and bylaws of the Company as in effect from time to time.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation and bylaws, as a matter of law, or otherwise.

1.4.7          All actions taken and decisions and determinations made by the Committee or a Designated Officer on all matters relating to this Plan pursuant to the powers vested in it hereunder shall be in the Committee’s or Designated Officer’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its stockholders, any Grantees, and any other Employee, and their respective successors in interest.

1.5          Amendment or Termination.

1.5.1           The Committee, without further approval of the Company’s stockholders, may amend or terminate this Plan or any portion thereof at any time, except that no amendment shall become effective without prior approval of the stockholders of the Company to increase the number of shares of Common Stock subject to this Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any national securities exchange or national automated quotation system upon which the Common Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant Incentive Stock Options pursuant to this Plan).

1.5.2           The Committee shall be authorized to make minor or administrative amendments to this Plan as well as amendments to this Plan that may be dictated by the requirements of U.S. federal or state laws applicable to the Company or that may be authorized or made desirable by such laws.  The Committee may amend any outstanding Award in any manner as provided in Section 1.4.4 and to the extent that the Committee would have had the authority to make such Award as so amended.

1.5.3           No amendment to this Plan or any Award may be made that would materially adversely affect any outstanding Award previously made under this Plan without the approval of the Grantee.  Further, no amendment to this Plan or an Award shall be made that would cause any Award to fail to either comply with or meet an exception from Code Section 409A.

1.6          Effective Date and Duration of this Plan.  This Plan shall become effective on the Effective Date.  This Plan shall terminate at such time as may be determined by the Board, and no Stock Award or Stock Option may be issued or granted under this Plan thereafter, but such termination shall not affect any Stock Award or Stock Option theretofore issued or granted.

2.	INCENTIVE STOCK OPTION PROVISIONS

2.1          Granting of Incentive Stock Options.

2.1.1           Only Employees of the Company shall be eligible to receive Incentive Stock Options under this Plan.  Officers, Directors, and Consultants of the Company who are not also Employees shall not be eligible to receive Incentive Stock Options.

2.1.2           The purchase price of each share of Common Stock subject to an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of the Common Stock on the date the Incentive Stock Option is granted.  If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

2.1.3           No Incentive Stock Option shall be exercisable more than ten (10) years from the date the Incentive Stock Option was granted; provided however, that if a Grantee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Grantee, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five (5) years from the date of grant.

2.1.4           The Committee shall determine and designate from time to time those Employees who are to be granted Incentive Stock Options and specify the number of shares subject to each Incentive Stock Option.

2.1.5           The Committee, in its sole discretion, shall determine whether any particular Incentive Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Incentive Stock Option is exercisable.  Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee or necessary to qualify its grants under the provisions of Section 422 of the Code.

2.1.6           The Committee may grant at any time new Incentive Stock Options to an Employee who has previously received Incentive Stock Options or other options whether such prior Incentive Stock Options or other options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Incentive Stock Options.  The purchase price of the new Incentive Stock Options may be established by the Committee without regard to the existing Incentive Stock Options or other options.

2.1.7           Notwithstanding any other provisions hereof, the aggregate Fair Market Value (determined at the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Employee during any calendar year (under all such plans of the Grantee's employer corporation and its parent corporation or subsidiary corporation as those terms are defined in Sections 424(e) and (f) of the Code, respectively) shall not (to the extent required by the Code at the time of the grant) exceed One Hundred Thousand Dollars ($100,000).  To the extent that such aggregate Fair Market Value shall exceed One Hundred Thousand Dollars ($100,000), or other applicable amount, such Stock Options to the extent of the Common Stock in excess of such limit shall be treated as Non-Statutory Stock Options.  In such case, the Company may designate the shares of Common Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option.

2.2          Exercise of Incentive Stock Options.  The exercise price of an Incentive Stock Option shall be payable on exercise of the option (i) in cash or by check, bank draft, or postal or express money order, (ii) ) if provided in the written Award agreement and permitted by applicable law, by the surrender of Common Stock then owned by the Grantee, which Common Stock such Grantee has held for at least six (6) months, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law.  Shares of Common Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Common Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

2.3          Termination of Employment.

2.3.1           If a Grantee's employment with the Company is terminated other than by Disability or death, the terms of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or three (3) months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

2.3.2           If a Grantee's employment with the Company is terminated by reason of Disability, the term of any then outstanding Incentive Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months after such termination of employment, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment.

2.3.3           If a Grantee's employment with the Company is terminated by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months after such date of death, to exercise any then outstanding Incentive Stock Options in whole or in part.  If a Grantee dies without having fully exercised any then outstanding Incentive Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

3.	NON-STATUTORY STOCK OPTION PROVISIONS

3.1          Granting of Stock Options.

3.1.1           Officers, Employees, Directors, and Consultants shall be eligible to receive Non-Statutory Stock Options under this Plan.

3.1.2           The Committee shall determine and designate from time to time those Officers, Employees, Directors, and Consultants who are to be granted Non-Statutory Stock Options and the amount subject to each Non-Statutory Stock Option.

3.1.3           The Committee may grant at any time new Non-Statutory Stock Options to an Employee, Director, or Consultant who has previously received Non-Statutory Stock Options or other Stock Options, whether such prior Non-Statutory Stock Options or other Stock Options are still outstanding, have previously been exercised in whole or in part, or are cancelled in connection with the issuance of new Non-Statutory Stock Options.

3.1.4           The Committee shall determine the purchase price of each share of Common Stock subject to a Non-Statutory Stock Option.  Such price shall not be less than 100% of the Fair Market Value of such Common Stock on the date the Non-Statutory Stock Option is granted.

3.1.5           The Committee, in its sole discretion, shall determine whether any particular Non-Statutory Stock Option shall become exercisable in one or more installments, specify the installment dates, and, within the limitations herein provided, determine the total period during which the Non-Statutory Stock Option is exercisable.  Further, the Committee may make such other provisions as may appear generally acceptable or desirable to the Committee, including the extension of a Non-Statutory Stock Option, provided that such extension does not extend the option beyond the period specified in Section 3.1.6 below.

3.1.6           No Non-Statutory Stock Option shall be exercisable more than ten (10) years from the date such option is granted.

3.2          Exercise of Stock Options.   The exercise price of a Non-Statutory Stock Option shall be payable on exercise of the Stock Option (i) in cash or by check, bank draft, or postal or express money order, (ii) if provided in the written Award agreement and permitted by applicable law, by the surrender of Common Stock then owned by the Grantee, which Common Stock such Grantee has held for at least six (6) months, (iii) the proceeds of a loan from an independent broker-dealer whereby the loan is secured by the option or the stock to be received upon exercise, or (iv) any combination of the foregoing; provided, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall then be permitted by and be in compliance with applicable law.  Shares of Common Stock so surrendered in accordance with clause (ii) or (iv) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Common Stock to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

3.3          Termination of Relationship.

3.3.1           If a Grantee's employment with the Company is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, other than by reason of Disability or death, the terms of any then outstanding Non-Statutory Stock Option held by the Grantee shall extend for a period ending on the earlier of the date established by the Committee at the time of grant or three (3) months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of the date of termination of employment or cessation of being a Director or Consultant.

3.3.2           If a Grantee's employment is terminated by reason of Disability, a Director Grantee ceases to be a Director by reason of Disability or a Consultant Grantee ceases to be a Consultant by reason of Disability, the term of any then outstanding Non-Statutory Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months after the Grantee's last date of employment or cessation of being a Director or Consultant, and such Stock Option shall be exercisable to the extent it was exercisable as of such last date of employment or cessation of being a Director or Consultant.

3.3.3           If a Grantee's employment is terminated by reason of death, a Director Grantee ceases to be a Director by reason of death or a Consultant Grantee ceases to be a Consultant by reason of death, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right during the period ending on the earlier of the date on which such Stock Option would otherwise expire or twelve (12) months following his death to exercise any then outstanding Non-Statutory Stock Options in whole or in part.  If a Grantee dies without having fully exercised any then outstanding Non-Statutory Stock Options, the representative of his estate or beneficiaries thereof to whom the Stock Option has been transferred shall have the right to exercise such Stock Options in whole or in part.

4.	RESTRICTED STOCK AWARDS

4.1          Grant of Restricted Stock.

4.1.1           Officers, Employees, Directors and Consultants shall be eligible to receive grants of Restricted Stock under this Plan.

4.1.2           The Committee shall determine and designate from time to time those Officers, Employees, Directors and Consultants who are to be granted Restricted Stock and the number of shares of Common Stock subject to such Stock Award.

4.1.3           The Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock as may appear generally acceptable or desirable to the Committee.

4.2          Termination of Relationship.

4.2.1           If a Grantee's employment with the Company is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, prior to the lapse of any restrictions applicable to the Restricted Stock, then such Common Stock shall be forfeited and the Grantee shall return the certificates representing such Common Stock to the Company.

4.2.2           If the restrictions applicable to a grant of Restricted Stock shall lapse, then the Grantee shall hold such Common Stock free and clear of all such restrictions except as otherwise provided in this Plan.

5.	RESTRICTED STOCK UNIT AWARDS

5.1          Grant of Restricted Stock Units.

5.1.1           Officers, Employees, Directors, and Consultants shall be eligible to receive grants of Restricted Stock Units under this Plan.

5.1.2           The Committee shall determine and designate from time to time those Officers, Employees, Directors and Consultants who are to be granted Restricted Stock Units and number of shares of Common Stock subject to such Stock Award.

5.1.3           The Committee, in its sole discretion, shall make such terms and conditions applicable to the grant of Restricted Stock Units as may appear generally acceptable or desirable to the Committee.

5.2          Termination of Relationship.

5.2.1           If a Grantee's employment with the Company is terminated, a Director Grantee ceases to be a Director, or a Consultant Grantee ceases to be a Consultant, prior to the lapse of any restrictions applicable to the Restricted Stock Units, then such Common Stock shall be forfeited and the Grantee shall return the certificates representing such Common Stock to the Company.

5.2.2           If the restrictions applicable to a grant of Restricted Stock Units shall lapse, then the Grantee shall hold such Common Stock free and clear of all such restrictions except as otherwise provided in this Plan.

6.	PERFORMANCE AWARDS

6.1          The Committee, in its discretion, may establish targets for Performance Measures for selected Grantees and authorize the granting, vesting, payment, and/or delivery of Performance Awards in the form of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, and Restricted Stock Units to such Grantees upon achievement of such targets for Performance Measures during a Performance Period.  The Committee, in its discretion, shall determine the Grantees eligible for Performance Awards, the targets for Performance Measures to be achieved during each Performance Period, and the type, amount, and terms and conditions of any Performance Awards.  Performance Awards may be granted either alone or in addition to other Awards made under this Plan.

6.2          After the Company is subject to Code Section 162(m), in connection with any Performance Awards granted to a Covered Employee that are intended to meet the performance-based compensation exception under Code Section 162(m), the Committee shall (i) establish in the applicable Award Agreement the specific targets relative to the Performance Measures that must be attained before the respective Performance Award is granted, vests, or is otherwise paid or delivered, (ii) provide in the applicable Award Agreement the method for computing the portion of the Performance Award that shall be granted, vested, paid, and/or delivered if the target or targets are attained in full or part, and (iii) at the end of the relevant Performance Period, and prior to any such grant, vesting, payment, or delivery, certify the extent to which the applicable target or targets were achieved and whether any other material terms were in fact satisfied.  The specific targets and the method for computing the portion of such Performance Award that shall be granted, vested, paid, or delivered to any Covered Employee shall be established by the Committee prior to the earlier to occur of (A) ninety (90) days after the commencement of the Performance Period to which the Performance Measure applies and (B) the elapse of twenty-five percent (25%) of the Performance Period and in any event while the outcome is substantially uncertain.  In interpreting Plan provisions applicable to Performance Measures and Performance Awards that are intended to meet the performance-based compensation exception under Code Section 162(m), it is the intent of this Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(2), and the Committee in interpreting this Plan shall be guided by such provisions.

7.	GENERAL PROVISIONS

7.1          Adjustment Provisions.

7.1.1           Change of Control.

(a)           Effect of “Change in Control.”  If and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 7.1.1(b):

(i)           The Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, without limitation, any one or more of the following, provided such action is in compliance with Code Section 409A if applicable:  (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; and (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award.

(ii)          Notwithstanding the foregoing or any provision in any Award Agreement to the contrary, if in the event of a Change in Control, the successor company assumes or substitutes for a Stock Option or Stock Award, then each such outstanding Stock Option or Stock Award shall not be accelerated as described in Sections 7.1.1(a)(i).  For the purposes of this Section 7.1.1(a)(ii), such Stock Option or Stock Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each share of Common Stock subject to the Stock Option or Stock Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the transaction constituting a Change in Control by holders of Common Stock shares for each Common Stock share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of a Stock Option or Stock Award, for each Common Stock share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Common Stock shares in the transaction constituting a Change in Control.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b)           Definition of “Change in Control”.  Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)           The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a "Controlling Interest"); provided, however, that for purposes of this Section 7.1.1, the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction that complies with clauses (A), (B), and (C) of subsection 7.1.1(b)(iii) below; or

(ii)          During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)         Consummation of a reorganization, merger, statutory share exchange, or consolidation or similar transaction involving the Company or any of its Related Entities, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the Board or other governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)        Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

7.1.2           Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Common Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares that may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under this Plan’s provisions, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

7.1.3           Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined in Section 7.1.1(b)(iv), the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Stock Options, shall be measured by the amount, if any, by which the Fair Market Value of a share of Common Stock exceeds the exercise or grant price of the Stock Option as of the effective date of the transaction).  The Committee shall give written notice of any proposed transaction referred to in this Section 7.1.3 a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Grantees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Grantee may condition his exercise of any Awards upon the consummation of the transaction.

7.1.4           Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Grantee, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Stock Options or Stock Awards granted pursuant to Section 6 to Grantees designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

7.1.5           Fractional Shares.  No adjustment or substitution provided for in this Section 7.1 shall require the Company to sell a fractional share, and the total substitution or adjustment with respect to each outstanding Stock Option shall be limited accordingly.

7.1.6           Adjustment Certificates.  Upon any adjustment made pursuant to this Section 7.1 the Company will, upon request, deliver to the Grantee a certificate setting forth the exercise price thereafter in effect and the number and kind of shares or other securities thereafter purchasable on the exercise of such Stock Option.

7.2          General.

7.2.1           Each Stock Option and Stock Award shall be evidenced by an Award Agreement containing such terms and conditions, not inconsistent with this Plan, as the Committee shall approve.

7.2.2           The granting of a Stock Option or Stock Award in any year shall not give the Grantee any right to similar grants in future years or any right to be retained in the employ of the Company, and all Employees shall remain subject to discharge to the same extent as if this Plan were not in effect.

7.2.3           No Officer, Employee, Director, or Consultant and no beneficiary or other person claiming under or through him, shall have any right, title or interest by reason of any Stock Option or any Stock Award to any particular assets of the Company, or any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Option or any Stock Award except as set forth herein.  The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Stock Option or Stock Award.

7.2.4           Limits on Transferability.

(a)           Except to the extent otherwise provided in the respective Award Agreement, no Award, other right, or interest granted under this Plan shall be pledged, hypothecated, or otherwise encumbered or subject to any lien, obligation, or liability of such Grantee to any party, or assigned or transferred by such Grantee otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Grantee.   Unless otherwise determined by the Committee in accordance with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the Grantee only by the Grantee or, during the period the Grantee is under a Disability, by the Grantee’s guardian or legal representative.

(b)           Notwithstanding Section 7.2.4(a), an Award other than an Incentive Stock Option may, in the Committee’s sole discretion, be transferable by gift or domestic relations order to (i) the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, son-in-law, brother-in-law, or sister-in-law, including adoptive relationships (such persons, “Family Members”), (ii) a corporation, partnership, limited liability company, or other business entity whose only stockholders, partners, or members, as applicable are the Grantee and/or Family Members, or (iii) a trust in which the Grantee and/or Family Members have all of the beneficial interests, and subsequent to any such transfer any Award may be exercised by any such transferee, provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8 Registration Statement).

(c)           Notwithstanding Sections 7.2.4(a) and 7.2.4(b), an Award may be transferred pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under this Plan, but only if the tax consequences flowing from the assignment or transfer are specified in said order, the order is accompanied by signed agreement by both or all parties to the domestic relations order, and, if requested by the Committee, an opinion is provided by qualified counsel for the Grantee that the order is enforceable by or against this Plan under applicable law, and said opinion further specifies the tax consequences flowing from the order and the appropriate tax reporting procedures for this Plan.

7.2.5           Notwithstanding any other provision of this Plan or agreements made pursuant thereto, the Company's obligation to issue or deliver any certificate or certificates for shares of Common Stock under a Stock Option or Stock Award, and the transferability of Common Stock acquired by exercise of a Stock Option or grant of a Stock Award, shall be subject to all of the following conditions:

(a)           Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification that the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

(b)           The obtaining of any other consent, approval, or permit from any state or federal governmental agency that the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable.

The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Common Stock or payment of other benefits under any Award until completion of such registration or qualification of such Common Stock (including, but not limited to, the conditions described in Sections 7.2.5(a) and 7.2.5(b) above) or other required action under any federal or state law, rule or regulation, listing, or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Grantee to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

7.2.6           All payments to Grantees or to their legal representatives shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state or country having jurisdiction over such payments.  The Grantee may be required to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to a Stock Option or its exercise or a Stock Award.  In the event that such payment is not made when due, the Company shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

7.2.7           In the case of a grant of a Stock Option or Stock Award to any Employee of a Subsidiary, the Company may, if the Committee so directs, issue or transfer the shares, if any, covered by the Stock Option or Stock Award to such Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that such Subsidiary will transfer the shares to the Employee in accordance with the terms of the Stock Option or Stock Award specified by the Committee pursuant to the provisions of this Plan.

7.2.8           A Grantee entitled to Common Stock as a result of the exercise of a Stock Option or grant of a Stock Award shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of such exercise, except to the extent that a stock certificate is issued therefor and then only from the date such certificate is issued.  No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.  The Company shall issue any stock certificates required to be issued in connection with the exercise of a Stock Option with reasonable promptness after such exercise.

7.2.9           The grant or exercise of Stock Options granted under this Plan or the grant of a Stock Award under this Plan shall be subject to, and shall in all respects comply with, applicable law relating to such grant or exercise, or to the number of shares of Common Stock that may be beneficially owned or held by any Grantee.

7.2.10         The Company intends that this Plan shall comply with the requirements of Rule 16b-3 (the “Rule”) under the Securities Exchange Act of 1934, as amended, during the term of this Plan. Should any additional provisions be necessary for this Plan to comply with the requirements of the Rule, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

7.2.11         Code Section 409A.

(a)           If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(i)           Payments under the Section 409A Plan may not be made earlier than (u) the Grantee’s separation from service, (v) the date the Grantee becomes disabled, (w) the Grantee’s death, (x) a specified time (or pursuant to a fixed schedule) specified in the Award Agreement at the date of the deferral of such compensation, (y) a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or (z) the occurrence of an unforeseeable emergency;

(ii)          The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(iii)         Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(iv)         In the case of any Grantee who is specified employee, a distribution on account of a separation from service may not be made before the date that is six (6) months after the date of the Grantee’s separation from service (or, if earlier, the date of the Grantee’s death).

For purposes of the foregoing, the terms “separation from service”, “disabled,” and “specified employee”, all shall be defined in the same manner as those terms are defined for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(b)           The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, and the provisions of this Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Grantee, may amend any Award Agreement (and the provisions of this Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code. No Section 409A Plan shall be adjusted, modified, or substituted for, pursuant to any provision of this Plan, without the consent of the Grantee if any such adjustment, modification, or substitution would cause the Section 409A Plan to violate the requirements of Section 409A of the Code.

(c)           The Company intends that this Plan shall comply with the requirements of Section 409A of the Code, to the extent applicable.  Should any changes to this Plan be necessary for this Plan to comply with the requirements of Section 409A, the Board may amend this Plan to add to or modify the provisions of this Plan accordingly.

7.2.12         The validity, construction, and effect of this Plan, any rules and regulations under this Plan, and any Award Agreement shall be determined in accordance with the laws of the State of California without giving effect to principles of conflict of laws, and applicable federal law.  Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers California to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

7.2.13         The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Grantees performing services in such countries and to meet the objectives of this Plan.

7.2.14         The Company will seek stockholder approval in the manner and to the degree required under applicable laws.  If the Company fails to obtain any required stockholder approval of this Plan within twelve (12) months after the date this Plan is adopted by the Board, pursuant to Section 422 of the Code, any Option granted as an Incentive Stock Option at any time under this Plan will not qualify as an Incentive Stock Option within the meaning of the Code and will be deemed to be a Non-Statutory Stock Option.

[End of Document]

ANNEX B

PROPOSED
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
PREMIER POWER RENEWABLE ENERGY, INC.

The undersigned, [             ], hereby certifies that:

1.  He is the [                   ] of Premier Power Renewable Energy, Inc., a Delaware corporation (the “Corporation”), and is duly authorized by the unanimous written consent of the Board of Directors of the Corporation to execute this instrument.

2.  This Certificate of Amendment of the Certificate of Incorporation was duly approved by the Corporation’s Board of Directors, in accordance with the applicable provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, and duly adopted by written consent of the holders of a majority of the outstanding shares of common stock of the Corporation, in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

3.  The following paragraph in full is hereby added to Article FOURTH of the Certificate of Incorporation:

“4.  Reverse Stock Split.  Effective at 5:00 p.m. (Delaware time) on         , 201    each [            ] shares of common stock issued and outstanding at such time shall be combined into one (1) share of Common Stock (the “Reverse Stock Split”).  No fractional shares shall be issued upon the Reverse Stock Split.  All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share.  If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, round up to the nearest whole number of shares in order to bring the number of shares held by such holder up to the next whole number of shares of Common Stock.”

4.  This Certificate of Amendment is effective immediately upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed this [         ] day of [                   ].

PREMIER POWER RENEWABLE ENERGY, INC.

By: